UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 22, 2025

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Chemours Company (the “Company”) held its annual meeting of shareholders on April 22, 2025 (the “Annual Meeting”).

At the Annual Meeting, shareholders:

•
elected all twelve director nominees to serve a one-year term;
•
approved the Company’s annual “say-on-pay” vote on an advisory basis;
•
ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm;
•
voted below the eighty percent (80%) threshold needed to approve amendments to the Company’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions with respect to certificate of incorporation and bylaw amendments; and
•
did not approve the shareholder proposal to adopt a policy to assess biodiversity impacts.

The final voting results for each proposal were as follows:

Proposal 1 – Election of Directors to Serve One-Year Term

Nominee	For	Against	Abstain	Broker Non-Votes
George R. Brokaw	113,119,474 (98.8%)	995,554	336,713	17,502,145
Alister Cowan	109,785,566 (95.9%)	4,337,219	328,953	17,502,148
Mary B. Cranston	107,550,123 (93.9%)	6,558,458	343,158	17,502,147
Denise Dignam	110,855,969 (96.9%)	3,263,448	322,323	17,502,146
Dawn L. Farrell	106,249,400 (92.8%)	7,838,667	363,673	17,502,146
Pamela F. Fletcher	109,122,251 (95.3%)	4,989,577	339,909	17,502,149
Erin N. Kane	108,417,338 (94.7%)	5,354,232	680,172	17,502,144
Joseph D. Kava	110,874,330 (96.9%)	3,245,153	332,255	17,502,148
Sean D. Keohane	107,961,063 (94.3%)	5,823,965	666,708	17,502,150
Courtney Mather	112,833,875 (98.6%)	1,241,136	376,733	17,502,142
Livingston L. Satterthwaite	110,304,689 (96.4%)	3,810,901	336,144	17,502,152
Leslie M. Turner	109,779,613 (95.9%)	4,324,283	347,849	17,502,141

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
107,364,819 (93.8%)	6,555,780	531,115	17,502,172

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
130,472,563 (98.9%)	1,086,156	395,167	N/A

Proposal 4 – Amendments to the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions

For	Against	Abstain	Broker Non-Votes
112,814,761 (75.5%)[1]	1,245,847	391,123	17,502,155

Proposal 5 – Shareholder Proposal to Adopt a Policy to Assess Biodiversity Impacts

For	Against	Abstain	Broker Non-Votes
7,308,931 (6.4%)	106,431,799	710,987	17,502,169

1 Calculated based on the FOR votes as a percentage of the total voting power of the Company’s stock then outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	April 24, 2025